Arrow DWA Country Rotation ETF

Ticker: DWCR

a series of Arrow Investments Trust

Supplement dated February 21, 2018

to the Statement of Additional Information dated December 18, 2017

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1.	The reference to and information regarding Christopher Lewis in the table titled “Interested Trustees and Officers” in the Statement of Additional Information is deleted in its entirety and replaced with the following:
Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011-2015

Managing Partner of Fit Compliance, LLC (since 2017);

Chief Operations and Chief Compliance Officer of ImpactUs Marketplace, LLC (2015-2017);

Chief Compliance Officer of

Arrow Investment Advisors, LLC

(2011-2015)

				N/A	N/A

2.	The section titled “Compensation” beginning on page 40 of the Statement of Additional Information is replaced in its entirety as follows:

Compensation

As compensation for his responsibilities as Chief Investment Officer of Arrow Investment Advisors, LLC, Mr. Flaig receives a fixed base salary designed to be competitive relative to the size of the Advisor within the mutual fund industry. The base salary is determined by the Advisor's management committee. In addition Mr. Flaig is eligible to participate in a bonus program based on the pre-tax performance and asset growth of the funds managed by the Advisor relative to the Fund's benchmark index. Mr. Flaig also participates in an incentive program that provides a percentage of ownership in the advisor in set amounts over a set time frame. As the Chief Executive

Officer and Portfolio Manager, Mr. Barrato receives a fixed base salary and discretionary bonus from the Advisor. As Portfolio Manager, Mr. Guyer receives a fixed base salary and discretionary bonus from the Advisor.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 18, 2017, and the Summary Prospectus dated January 16, 2018. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.